Supplement dated October 15, 2013 to the Prospectus dated May 1, 2013, for the Pacific Select Variable Annuity II contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013, as supplemented. Please retain it for future reference.

Subadviser Changes for Pacific Select Fund

The subadviser for the Floating Rate Loan Portfolio is Boston Management and Research, doing business as Eaton Vance Investment Management. The subadviser for the Mid-Cap Growth Portfolio is Ivy Investment Management Company.

The Same Sex Spouses subsection in FEDERAL TAX ISSUES is deleted in its entirety.